UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 6, 2007

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

The information in this Item 2.02 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On March 7, 2007, the Company issued a press release announcing, among other things, the Company's financial results for the fourth quarter ended February 3, 2007.  A copy of this press release is attached hereto as Exhibit 99.1. The Company's Management team held a conference call on March 7, 2007 at 9:00 a.m. Eastern Time to review the aforementioned financial results. Additionally, Management provided first quarter 2007 earnings guidance on the conference call. A replay of the conference call will be available through March 21, 2007. To listen to the replay, dial 1-800-642-1687 and reference confirmation code 4821967#. An audio replay of the conference call will also be available at www.ae.com. A copy of the conference call transcript is attached hereto as Exhibit 99.2.

ITEM 7.01.	Regulation FD Disclosure

The information in this Item 7.01 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On March 6, 2007, the Company issued a press release announcing that its Board of Directors has approved an additional 7 million shares for its repurchase program. The Board of Directors also declared a quarterly cash dividend of $0.075 per share payable on April 13, 2007 to stockholders of record at the close of business on March 30, 2007. A copy of the press release is attached hereto as Exhibit 99.3.

On March 7, 2007, the Company issued a press release announcing, among other things, the Company's February 2007 sales.  A copy of the press release is attached hereto as Exhibit 99.4. The Company's Management issued a recorded sales commentary on March 7, 2007 to review the Company's sales results for the month ended March 3, 2007. Additionally, Management provided its first quarter 2007 earnings guidance in both the press release and the commentary.  A copy of the sales commentary transcript is attached hereto as Exhibit 99.5.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1*	Press Release dated March 7, 2007 announcing fourth quarter 2006 financial results
99.2*	Conference Call Transcript dated March 7, 2007
99.3**	Press Release dated March 6, 2007 announcing authorization for share repurchase program and declaration of a quarterly dividend
99.4**	Press Release dated March 7, 2007 announcing February sales
99.5**	February sales commentary transcript dated March 7, 2007

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: March 9, 2007	By:	/s/ Joan Holstein Hilson
Joan Holstein Hilson
Executive Vice President and Chief Financial Officer, AE Brand

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated March 7, 2007 announcing fourth quarter 2006 financial results
99.2*	Conference Call Transcript dated March 7, 2007
99.3**	Press Release dated March 6, 2007 announcing authorization for share repurchase program and declaration of a quarterly dividend
99.4**	Press Release dated March 7, 2007 announcing February sales
99.5**	February sales commentary transcript dated March 7, 2007

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.